Exhibit 10.46

GUARANTY AGREEMENT

          This GUARANTY AGREEMENT (this “Guaranty”), dated as of January 18, 2008, is executed and delivered by WHITEHALL JEWELERS HOLDINGS, INC., a Delaware corporation (“Guarantor”), in favor of LASALLE BANK NATIONAL ASSOCIATION (“Lasalle”), as administrative agent and collateral agent for the below defined Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), in light of the following:

          WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement dated as of January 20, 2007 (as amended or otherwise modified or restated from time to time, the "Credit Agreement") among Whitehall Jewelers, Inc., a Delaware corporation ("Borrower"), various lending institutions party thereto (such lending institutions, together with their respective successors and assigns, are collectively referred to as the "Lenders" and individually as a "Lender"), the Collateral Agent, and LaSalle, in its capacity as administrative agent for the Lenders, the Agents and the Lenders have agreed to make loans to, and provide other financial accommodations for the account of, Borrower from time to time;

          WHEREAS, Borrower is a wholly-owned Subsidiary of Guarantor and, as such, Guarantor will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group (as defined below); and

          WHEREAS, as a condition to the Lender Group maintaining or further extending the loans and other financial accommodations to Borrower pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Borrower, pursuant to the Loan Documents, Guarantor has agreed to guaranty the Guaranteed Obligations.

          NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

          1.      Definitions and Construction.

                  (a)      Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                  “Agent” has the meaning set forth in the preamble to this Guaranty.

                  “Borrower” has the meaning set forth in the recitals to this Guaranty.

                  “Credit Agreement” has the meaning set forth in the recitals to this Guaranty.

                  “Guaranteed Obligations” means the Obligations now or hereafter existing under any Loan Document, whether for principal, interest (including all interest that accrues after the commencement of any insolvency proceeding irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender Group in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guaranteed Obligations shall include all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to Lender Group under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower or any other guarantor.

                  “Guarantor” has the meaning set forth in the preamble to this Guaranty.

                  “Guaranty” has the meaning set forth in the preamble to this Guaranty.

                  “Lender Group” means, individually and collectively, each of the Lenders and

Agent.

                  “Lenders” means, individually and collectively, each of the lenders identified on the signature pages to the Credit Agreement, and shall include any other Person made a party to the Credit Agreement in accordance with the provisions of Section 10.06 thereof (together with their respective successors and assigns).

                  “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                  “Voidable Transfer” has the meaning set forth in Section 9 of this Guaranty.

                 (b)      Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of Guarantor and Agent. Any reference herein to the satisfaction or payment in full of the Guaranteed Obligations shall mean the payment in full in cash of all Guaranteed Obligations other than contingent indemnification Guaranteed Obligations that, at such time, are allowed by the applicable member of the Lender Group to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement and the full and final termination of any commitment to extend any financial accommodations under the Credit

Agreement and any other Loan Document. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

          2.      Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group, as and for its own debt, until the final and indefeasible payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guaranteed Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Credit Agreement and under each of the other Loan Documents.

          3.      Continuing Guaranty. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Lender Group in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, Guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

          4.      Performance Under this Guaranty. In the event that Borrower fails to make any payment of any Guaranteed Obligations, on or prior to the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty in the manner provided in the Credit Agreement or any other Loan Document, Guarantor immediately shall cause, as applicable, such payment in respect of the Guaranteed Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

          5.      Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Agent, for the benefit of the Lender Group, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any member of the Lender Group of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security by any member of the Lender Group. Guarantor hereby agrees that any release which may be given by Agent to Borrower or any other guarantor, or with respect to any property or asset subject to a Lien, shall not release Guarantor. Guarantor consents and agrees that no member of the Lender Group shall be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

          6.      Waivers.

                  (a)      To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under any of the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                  (b)     To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require any member of the Lender Group, to institute suit against Borrower or any other guarantor or to exhaust any rights and remedies which any member of the Lender Group, has or may have against Borrower or any other guarantor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to Agent or the Lender Group, as applicable, by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                  (c)     To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against any member of the Lender Group, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to any member of the Lender Group; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group including any defense based upon an election of remedies by any member of the Lender Group; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

                  (d)     Until the Guaranteed Obligations have been paid in full in cash, (i) Guarantor hereby postpones and agrees not to exercise any right of subrogation Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations; (ii) Guarantor hereby postpones and agrees not to exercise any right to proceed against Borrower or any other Person now or hereafter liable on account of the Obligations for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent); and (iii) Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against or with respect to any property or asset of Borrower or any other Person now or hereafter liable on account of the Obligations. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor shall not exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and shall not proceed or seek recourse against or with respect to any property or asset of, Borrower or any other guarantor (including after payment in full of the Guaranteed Obligations) if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the capital stock of Borrower or such other guarantor whether pursuant to the Security Agreement or otherwise.

                  (e)     If any of the Guaranteed Obligations or the obligations of Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, any member of the Lender Group may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations or the obligations of Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or non-judicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (i) by virtue of the operation of anti-deficiency law applicable to nonjudicial foreclosures, an election by any member of the Lender Group to non-judicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (ii) absent the waiver given by Guarantor herein, such an election would estop any member of the Lender Group from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against any member of the Lender Group any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by any member of the Lender Group to non-judicially foreclose on any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties.

                  (f)     Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have if all or part of the Guaranteed Obligations are secured by real property. This means, among other things:

                           (i)     Any member of the Lender Group may collect from Guarantor without first foreclosing on any real or personal property collateral that may be pledged by Guarantor, Borrower, or any other guarantor.

                           (ii)     If any member of the Lender Group forecloses on any real property collateral that may be pledged by Guarantor, Borrower or any other guarantor:

(1)	The amount of the Guaranteed Obligations or any obligations of any guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2)	Agent may collect from Guarantor even if any member of the Lender Group, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower or any other Guarantor.

                  This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have if all or part of the Guaranteed Obligations are secured by real property.

                  (g)     WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ANY MEMBER OF THE LENDER GROUP, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTEED OBLIGATIONS, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF APPLICABLE LAW.

                  (h)     Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby also agrees to the following waivers:

                           (i)     Agent’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Guaranteed Obligations or any of the Loan Documents. Guarantor agrees that Agent’s rights under this Guaranty shall be enforceable even if Borrower had no liability at the time of execution of the Loan Documents or the Guaranteed Obligations are unenforceable in whole or in part, or Borrower ceases to be liable with respect to all or any portion of the Guaranteed Obligations.

                           (ii)     Guarantor agrees that Agent’s rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which Borrower is responsible. The enforceability of this Guaranty against Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower’s obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor of Borrower’s obligations under any other Loan Document, any pledgor of collateral for any person’s obligations to Agent or any other person in connection with the Loan Documents.

                          (iii)      Guarantor waives the right to require Agent to (A) proceed against Borrower, any guarantor of Borrower’s obligations under any Loan Document, any other pledgor of collateral for any person’s obligations to Agent or any other person in connection with the Guaranteed Obligations, (B) proceed against or exhaust any other security or collateral Agent may hold, or (C) pursue any other right or remedy for Guarantor’s benefit, and agrees that Agent may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower’s obligations under the Loan Documents, any pledgor of collateral for any person’s obligations to Agent or any other person in connection with the Guaranteed Obligations, and without proceeding against or exhausting any security or collateral Agent holds.

          7.      Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, any member of the Lender Group may, by action or inaction, compromise or settle, shorten or extend the Maturity Date or any other period of duration or the time for the payment of the Obligations, or discharge the performance of the Obligations, or may refuse to enforce the Obligations, or otherwise elect not to enforce the Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any of the other Loan Documents or may grant other indulgences to Borrower or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Obligations, the Credit Agreement or any other Loan Document (including any increase or decrease in the principal amount of any Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute the Borrower or any guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

          8.      No Election. The Lender Group shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by any member of the Lender Group to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group’s right to proceed in any other form of action or proceeding or against other parties unless Agent, on behalf of the Lender Group, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that the Lender Group finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations by such action or proceeding.

          9.      Revival and Reinstatement. If the incurrence or payment of the Guaranteed Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to any member of the Lender Group of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          10.      Financial Condition of Borrower. Guarantor represents and warrants to the Lender Group that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to the Lender Group that it has read and understands the terms and conditions of the Credit Agreement and each other Loan Document. Guarantor hereby covenants that it will continue to keep itself informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

          11.      Payments; Application. All payments to be made hereunder by Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

          12.      Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all attorneys fees and all other costs and expenses which may be incurred by Agent or the Lender Group in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

          13.      Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance Section 10.02 of the Credit Agreement. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent, or delivered in care of Borrower in accordance with Section 10.02 of the Credit Agreement.

          14.      Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by law. No delay or omission by the Lender Group or Agent on behalf thereof to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

          15.      Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

          16.      Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and the Lender Group pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Agent, on behalf of the Lender Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

          17.      Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Lender Group; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Agent’s prior written consent and any unconsented to assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by the Lender Group, the rights and benefits herein conferred upon the Lender Group shall automatically extend to and be vested in such assignee or other transferee.

          18.      No Third Party Beneficiary. This Guaranty is solely for the benefit of each member of the Lender Group and each of their respective successors and assigns, and may not be relied on by any other Person.

          19.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                   THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                   THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19.

                   GUARANTOR AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          20.      Counterparts; Telefacsimile Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

          21.      Nature of Business. Guarantor shall not (a) conduct, transact or otherwise engage in any business or commercial operations (other than those incidental to its ownership of the capital stock of Borrower), (b) incur, create, assume or suffer to exist any Indebtedness (other than pursuant to the Loan Documents), or (c) own, lease, manage or otherwise operate any properties or assets (including cash, other than the ownership of shares of the capital stock of Borrower).

[Signature page to follow]

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

WHITEHALL JEWELERS HOLDINGS, INC. a Delaware corporation

By:	/s/ Edward A. Dayoob
Title:	CEO